Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies [Abstract]
Commitments and Contingencies

18. Commitments and Contingencies

(a) Commitments

As of December 31, 2013, future minimum commitments under non-cancelable agreements were as follows:

	Rental	Bandwidth Purchases	Cooperation with Phoenix TV Group*	Content Purchases	Property and Equipment, and Intangible Assets	Others	Total
	RMB	RMB	RMB	RMB	RMB	RMB	RMB
2014	35,018	11,576	3,906	11,143	286	2,455	64,384
2015	33,854	63	4,883	6,373	—	376	45,549
2016	32,526	—	1,526	871	—	110	35,033
2017	13,687	—	—	79	—	—	13,766
2018 and thereafter	—	—	—	—	—	—	—
Total	115,085	11,639	10,315	18,466	286	2,941	158,732

*                             The Group and Phoenix TV Group have been involved in various cooperation arrangements, including content sharing, branding and co-promotion, technical support and corporate management (Refer to Note 2(a)). There was no payment for these arrangements until November 2009 when a cooperation agreement was signed between Phoenix TV and the Group to stipulate the cost and expenses charged to the Group for the year 2010 and going forward. Based on the agreement, the Group will pay Phoenix TV 50% of revenue generated from certain contents provided by Phoenix TV Group, plus a fixed amount of payment to cover other services provided by Phoenix TV Group. The fixed amount was RMB1.6 million for the first year of the agreement, and increases by 25% annually. On March 28, 2011, Phoenix TV and the Group amended their cooperation agreement to extend the expiration of cooperation period from November 2014 to March 2016. The consideration arrangements for the cooperation remained unchanged. This fixed amount has been included in above table as a commitment to Phoenix TV Group.

The rental expenses were approximately RMB15.3 million, RMB32.3 million and RMB37.8 million (US$6.3 million), during the years ended December 31, 2011, 2012 and 2013, respectively, and were charged to the consolidated statements of comprehensive income when incurred.

The Group did not have any significant capital and other commitments, long-term obligations, or guarantees as of December 31, 2012 and 2013.

(b) Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. The Group is not currently a party to any legal proceedings, investigations or claim which in the opinion of its management is reasonably possible to have a material adverse effect, individually or in the aggregate, on the Group’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. Were an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Group’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.

(c) Long-term Liabilities for Uncertain Tax Positions

As aforementioned in Note 11, as of December 31, 2013, the Group had recorded uncertain tax positions of RMB12.2 million (US$2.0 million).